Income Taxes (Details) - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Income Taxes Details
Federal loss carryforward	$ 505,167	$ 452,503
Effective Income Tax Rate Reconciliation, at Federal Statutory Income Tax Rate, Percent	34.00%	34.00%
Deferred Tax Assets, Tax Deferred Expense	$ 171,757	$ 153,851
Deferred Tax Assets, Valuation Allowance	(171,757)	(153,851)
Deferred Tax Assets, Net